Summary Prospectus FlexShares® ESG & Climate Emerging Markets Core Index Fund

September 7, 2021	Ticker: FEEM	Stock Exchange: NYSE Arca

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.flexshares.com/prospectus. You can also get this information at no cost by calling 1-855-FLEXETF (1-855-353-9383) or by sending an e-mail request to info@flexshares.com. The Fund’s complete Prospectus and Statement of Additional Information, both dated September 7, 2021, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate Emerging Markets Core IndexSM (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.18%

Distribution (12b-1) Fees	0.00%

Other Expenses(1)	0.01%

Total Annual Fund Operating Expenses	0.19%

Expense Reimbursement(2)	-0.01%

Total Annual Fund Operating Expenses After Expense Reimbursement	0.18%

(1)	Other expenses are estimated for the current fiscal year, as the Fund has not commenced operations as of the date of this Prospectus.

(2)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.18%. This contractual limitation may not be terminated before September 7, 2022 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$18

3 Years	$60

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. As of the date of this Prospectus, the Fund had not commenced operations.

Principal Investment Strategies

The Underlying Index is designed to reflect the performance of a selection of companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to publicly traded equity securities issued by companies domiciled in emerging market countries. The Underlying Index is designed to minimize tracking differences relative to the Northern Trust Emerging Markets Large Cap IndexSM (the “Parent Index”) while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score (“ESG Vector Score”) described below, and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Parent Index. The Underlying Index also excludes certain companies by using controversial business involvement and norms-based screens.

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The Parent Index is a sub-index of the Northern Trust Global IndexSM, where eligible securities are limited to those of companies that are domiciled in emerging market countries and designated as large- or mid-capitalization companies by Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”), in its capacity as Index Provider (the “Index Provider”). The Index Provider classifies the following as emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

The Index Provider applies an ESG Vector Score to each of the companies in the Parent Index. The ESG Vector Score is designed to rank companies based on their management of and exposure to material ESG metrics as defined by the Sustainability Accounting Standards Board (“SASB”) Standards and a corporate governance score for each company. NTI calculates and maintains ESG Vector Scores for companies using data from third-party data providers. The SASB Standards identify financially material ESG issues for a company based on its industry classification within the following five dimensions: (i) environmental; (ii) social capital; (iii) human capital; (iv) business model and innovation; and (v) leadership and governance. The preliminary ESG score is then adjusted up or down based on a quantitative assessment of how a company is managing the risks associated with those material ESG issues relative to its peers based on the recommendations of the Task Force on Climate-related Financial Disclosures to evaluate a company through governance, strategy and risk management lenses. The adjusted ESG score generates 80% of the ESG Vector Score. Finally, a distinct corporate governance score is applied for each company with respect to its (i) board and management quality and integrity; (ii) board structure; (iii) ownership and shareholder rights; (iv) remuneration; (v) financial reporting; and (vi) stakeholder governance, which generates 20% of the ESG Vector Score.

In addition to applying the ESG Vector Score, the Index Provider uses data from Institutional Shareholder Services ESG Solutions to assess carbon emissions intensity, carbon reserves and a carbon risk rating for each company. Carbon emissions intensity measures (i) direct greenhouse gas emissions from sources controlled or owned by the company (e.g., emissions associated with fuel combustion in boilers, furnaces, or vehicles); and (ii) indirect greenhouse gas emissions associated with the purchase of electricity, steam, heat or cooling against sales by the company. Carbon reserves measure the total estimated greenhouse gas emissions attributable to a company’s fossil fuel reserve assets. The ISS Carbon Risk Rating provides an assessment of a company’s ability to mitigate the risks of transition to a lower carbon economy based on its specific baseline carbon risk exposure.

At the time of each reconstitution of the Underlying Index, the Index Provider uses an optimization process to select and weight securities in the Parent Index to seek to (i) minimize the potential for tracking differences for the Underlying Index; (ii) increase the aggregate ESG Vector Score for the companies in the Underlying Index; (iii) reduce the aggregate carbon emissions intensity and aggregate carbon reserves of the companies in the Underlying Index; and (iv) improve the aggregate carbon risk rating of the companies in the Underlying Index, each relative to the Parent Index. It is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a low ESG Vector Score or high carbon-related risk relative to the aggregate ESG score or carbon-related risk of the Parent Index. The optimization also includes region, country, sector, industry group, constituent, liquidity, turnover and weight constraints so that these characteristics in the Underlying Index vary within acceptable bands relative to the Parent Index.

Certain eligible securities are excluded from the Underlying Index by the Index Provider, using proprietary screening definitions and data from Sustainalytics and other independent ESG data providers, which may change from time to time. The Index Provider excludes companies that have below average corporate governance practices relative to the Parent Index. In addition, excluded companies include those which are involved in (i) verified infringement of established international initiatives and guidelines, including United Nations Global Compact Principles and Organisation for Economic Co-operation and Development (OECD) Guidelines for Multinational Entities; (ii) the production of tobacco; and (iii) manufacturing of controversial weapons. Excluded companies also include those which derive a certain percentage of revenue (e.g., 5% or more) from (a) manufacturing of civilian firearms; (b) manufacturing of conventional weapons or providing support services through military contracting; (c) thermal coal extraction; (d) coal-fired energy generation; and (e) the retail sale of tobacco and tobacco related products or services. Screens are reviewed and updated periodically and applied at each reconstitution of the Underlying Index.

The Underlying Index is a new index with an inception date of July 30, 2021. As of August 27, 2021, the Underlying Index was comprised of 251 constituents with market capitalizations ranging from $1.5 billion to $575.0 billion and the Underlying Index had significant investment exposure (over 20%) to companies in the Information Technology and Financial sectors. As of the same date, the top five countries by weighting represented in the Underlying Index were China (24.83)%, Taiwan (17.77)%, South Korea (14.20)%, India (13.08)% and South Africa (5.92)%. The components of the Underlying Index may change over time. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.

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The Underlying Index will be reconstituted quarterly under normal market conditions. During periods of market disruption or other abnormal market conditions, the reconstitution of the Fund’s Underlying Index may be delayed.

NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.

NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.

Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index. The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing index futures contracts (also known as “equitization”). This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This futures exposure may or may not match the Fund’s Underlying Index and create indirect exposure to companies that have been excluded from the Underlying Index. The Fund will not invest directly in securities that have been excluded from the Fund’s Underlying Index.

The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Fund is “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), as amended, and may invest more of its assets in fewer issuers than “diversified” funds.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

ESG Investment Risk is the risk that because the Index Provider includes and excludes issuers and assigns weights to issuers in the Underlying Index by applying non-financial factors, the Fund may underperform the broader equity market or other funds that do or do not use ESG investment criteria. The ESG methodology of the Underlying Index will affect the Fund’s exposure to certain companies, sectors, regions and countries and may adversely affect the Fund’s performance depending on whether such investments are in or out of favor. Although the Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics. There is also the risk that the Fund may have indirect exposure to companies that have been excluded from the Underlying Index through its use of index futures contracts.

Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any

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particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics. It is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a low ESG Vector Score or high carbon-related risk relative to the aggregate ESG score or carbon-related risk of the Parent Index.

The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Fund nor NTI can offer assurances that the Underlying Index’s methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.

Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, tariffs and trade disputes and adverse economic, political, diplomatic, environmental, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region. To the extent that the underlying securities and/or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

•	Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility, subject to less uniform or robust accounting, securities valuation and reporting requirements, and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

•	Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, and the Fund does not attempt to hedge against changes in the value of non-U.S. currencies, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.

•

China Investment Risk is the risk associated with investments in companies located or operating in China, such as nationalization, expropriation, or confiscation of property; alteration or discontinuation of economic reforms; and considerable degrees of economic, political and social instability. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Investors in Chinese markets generally experience difficulties in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgements due to a lack of publicly available information; and there are generally limited legal remedies for shareholders. Internal social unrest or confrontations with other neighboring countries, including military conflicts may disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in

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international trade, which could have a negative impact on China’s export industry and a negative impact on the Fund. The inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China. Certain securities issued by companies located or operating in China are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares.

•	Asia Investment Risk is the risk associated with investment located in operating in Asia, including Taiwan and South Korea. Investments in securities of companies located in or with exposure to Asian countries involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including different financial reporting standards, currency exchange rate fluctuations, and highly regulated markets with the potential for government interference. The economies of many Asian countries are heavily dependent on international trade and on only a few industries or commodities and, as a result, can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asian securities may be less liquid than U.S. or other foreign securities. Economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

•	India Investment Risk is the risk associated with investments of companies located or operating India. Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political, currency and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.

Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.

•	Large Cap Risk is the risk that returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies. In addition, larger companies may grow more slowly or be slower to respond to business developments than smaller companies.

•	Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Information Technology Sector Risk is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. Technology companies may also be susceptible to heightened risk of cybersecurity breaches that may affect their security prices. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital funds, among other factors. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financial sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

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Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments and could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. An outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from the COVID-19 pandemic may have a significant negative impact on the performance of the Fund’s investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index or cause delays in the Underlying Index’s rebalancing or reconstitution schedule. During any such delay, it is possible that the Underlying Index and, in turn, the Fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because the Fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market.

Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the market prices of the Fund’s shares in response to market movements, and over longer periods during market downturns.

Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.

Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund’s performance may vary from the performance of the Underlying Index for a number of reasons including that the Fund incurs operating expenses that the Underlying Index does not and that the Fund accepts custom baskets. In addition, the Fund employs a representative sampling strategy, and therefore, may incur tracking error to a greater extent than a fund that seeks to replicate an index. The representative sampling strategy used by NTI may fail to produce the intended results. Tracking error risk may be higher for funds that track a foreign index, or an index that includes foreign securities, because regulatory and reporting requirements may differ from those in the U.S.

Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.

Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed. A security included in an Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure. Unusual market conditions may cause the provider of the Underlying Index to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition. There is a heightened risk associated with limited availability and reliability of data used to construct the index.

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Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.

Concentration Risk is the risk that, to the extent the Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.

Cyber Security and Operational Risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Investment Adviser, distributor, and other service providers, market makers, index providers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the Fund’s service providers could impact the ability to conduct the Fund’s operations. The Fund and Investment Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Investment Adviser. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Derivatives Risk is the risk that the use of futures, options on futures and forward currency contracts may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

New Fund Risk is the risk that the Fund will not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s Distributor does not maintain a secondary market in the shares.

Large Shareholder Risk is the risk that certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to

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return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.

It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

Fund Performance

Because the Fund has less than one full calendar year of performance, no performance information has been included.

Management

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine, Volter Bagriy and Alan Aung, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since inception.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at flexshares.com.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FS00080-0321

www.flexshares.com